[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             CORE EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL CORE EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer, Jr.+                                 business day from 9 a.m. to 5 p.m. Eastern time.
Brooks Taylor+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State                                                    Street Bank and Trust Company For share prices,
                                                         account balances, exchanges or stock and bond
AUDITORS                                                 outlooks, call toll free: 1-800-MFS-TALK
Deloitte & Touche LLP                                    (1-800-637-8255) anytime from a touch-tone
                                                         telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund provided a total return of -15.29%, including the reinvestment of any dividends and capital gain distributions but excluding the effects of any sales charges. During the same period, the fund's returns compare to a -17.98% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

A CHALLENGING ENVIRONMENT
Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP), the market environment was consistently challenging over the period. A strong rally in the fourth quarter of 2001 proved to be a short-term event, and the economic recovery this year has not been as strong or as widespread as we had hoped when the year began.

The past 12 months has been a particularly volatile period for equities, marked by the sharp downturn prior to and immediately following the September 11 tragedy, sharp recovery over the winter months, and subsequent downturn since the early spring driven primarily by concerns about the quality and level of corporate earnings. With the market trending lower with significant volatility (in the market generally and within sectors), our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Interestingly, in many cases, our performance has benefited as much from what we have avoided as what we have owned. In other words, stock selection has been critical.

PORTFOLIO OBJECTIVES
MFS's Core Equity Fund is a diversified, core equity portfolio. Our objective is to outperform the U.S. equity market over the long term with less volatility. To accomplish this, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices, based on MFS Original Research(R). We attempt to manage risk from two perspectives: our bottom-up, fundamental research process focuses on risks as well as opportunities on a stock-by-stock basis; and on a top-down basis, we seek to maintain a well diversified portfolio with below-market risk and above-market yield.

AREAS OF RELATIVE STRENGTH
During a period when concerns about the level and quality of earnings weighed on the market, a number of our higher-quality, cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth) as well as consumer staples stocks (household products, food & beverages) were among the strongest contributors to performance. Within the more cyclically sensitive groups, Viacom, Gannett, and New York Times all responded favorably to early signs of a recovery in advertising spending, after a sharp pull back last fall (following the September 11 tragedy). Within the basic materials sector, we added to our position in 3M Company, which aided performance as the stock responded positively to new management and significant restructuring initiatives. Also within the materials sector, industry consolidation has supported higher prices and increasing returns on invested capital for industrial gas company Praxair, helping their stock price over the period. We also added a position in International Paper, which benefited from strong cost control, improving margins, and a strong balance sheet.

The consumer staples holdings generally benefited from visible, stable top-line growth and improving margins (driven by restructuring, and to a lesser extent by a weaker U.S. dollar), as well as reasonable valuations. Our holdings in Procter & Gamble, Gillette, Anheuser-Busch, and PepsiCo all contributed to returns.

In addition, our underweighted position in technology contributed to the portfolio's performance during the period. In our view, many companies in this sector have not reduced their cost structures to meet their projected revenue rates. We have limited the portfolio's exposure to companies in this sector and focused on names such as IBM, Cisco and Microsoft, which we believe have addressed this issue and, as a result, improved their earnings outlook. Over the period we eliminated positions in stocks such as Sun Microsystems or EMC where we had less conviction that these companies were reducing their costs.

AREAS OF DISAPPOINTMENT
While a number of our retail holdings performed well (Wal-Mart, Target, and Sears), these benefits were more than offset by disappointments from our holdings in Safeway and CVS. Safeway was impacted on the news that profit margins would shrink due to price wars. CVS was negatively impacted by narrowing margins and a slowing economy.

Performance within our industrial goods stocks was also divergent. Strong performance from Northrop Grumman and machinery/tool stocks (Danaher) was offset by downturns in General Electric and United Technologies. General Electric, for example, underperformed during the period as many companies with complex balance sheets faced increased scrutiny with respect to the transparency of earnings. As we focused on the fundamentals of the company, we trimmed the portfolio's position in the stock because we were concerned about the company's longer-cycle businesses, including power generation and aircraft engines, which have negative earnings outlooks.

The performance of pharmaceutical stocks has suffered this year due to concerns about weak new product pipelines and a slower, more cautious Food and Drug Administration. While we reduced our exposure during the year to pharmaceutical issues due to these near-term concerns, valuations have come down sharply and we feel may represent opportunity as we look out toward the coming year.

GOING FORWARD
Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates have been low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this could be an excellent environment for conservative growth investing.

Respectfully,

/s/ John D. Laupheimer, Jr.                    /s/ Brooks Taylor

    John D. Laupheimer, Jr.                        Brooks Taylor
    Portfolio Manager                              Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987 and Senior Vice President in 1995. He served as Director of Equity Research from 1999 to 2001. John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

Brooks Taylor is Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income and core portfolios of our mutual funds, variable annuities, and institutional accounts. Brooks joined MFS in 1996. Prior to MFS, he was an analyst with Lodestar Group, a subsidiary of Societe Generale. He has also held positions as an analyst with Fidelity Management and Research Company and Salomon Brothers. He was named Vice President of MFS in 1998. Brooks earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Arts degree in economics from Yale University.

All equity portfolio managers are promoted from within the company. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $13.8 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2002. Index information is from January 1, 1999.)

                         MFS Institutional             S&P 500
                         Core Equity Fund            Stock Index
         -------------------------------------------------------
         1/99               $3,000,000               $3,000,000
         6/99                3,210,000                3,371,000
         6/00                3,372,000                3,616,000
         6/01                2,949,000                3,080,000
         6/02                2,497,993                2,526,350


TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

                                       1 Year          3 Years            Life*
-------------------------------------------------------------------------------
Cumulative Total Return               -15.29%          -22.18%          -16.73%
-------------------------------------------------------------------------------
Average Annual Total Return           -15.29%          - 8.02%          - 5.10%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                       1 Year          3 Years            Life*
-------------------------------------------------------------------------------
S&P 500 Stock Index#                  -17.98%          - 9.17%          - 4.79%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2002. Index information is from January 1, 1999.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 94.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 84.6%
  Aerospace - 0.3%
    Northrop Grumman Corp.                                                  330             $    41,250
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                                       1,400             $    75,110
-------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                                 1,400             $    71,778
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.9%
    Bank of America Corp.                                                 2,427             $   170,764
    Capital One Financial Corp.                                           1,878                 114,652
    Comerica, Inc.                                                        1,848                 113,467
    Wells Fargo Co.                                                       5,559                 278,283
                                                                                            -----------
                                                                                            $   677,166
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Eli Lilly & Co.                                                       5,397             $   304,391
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.1%
    International Business Machines Corp.                                 4,083             $   293,976
-------------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    Automatic Data Processing, Inc.                                       1,086             $    47,295
    Concord EFS, Inc.*                                                    1,969                  59,346
    First Data Corp.                                                      4,068                 151,330
                                                                                            -----------
                                                                                            $   257,971
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                                        16,326             $   154,607
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                                      4,002             $   218,909
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    Adobe Systems, Inc.                                                   3,497             $    99,665
    Dell Computer Corp.*                                                  3,960                 103,514
    Hewlett-Packard Co.                                                   3,800                  58,064
    Peoplesoft, Inc.*                                                     2,200                  32,736
    VERITAS Software Corp.*                                               1,978                  39,145
                                                                                            -----------
                                                                                            $   333,124
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.3%
    General Electric Co.                                                 11,052             $   321,061
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.6%
    Avon Products, Inc.                                                     800             $    41,792
    Gillette Co.                                                          2,005                  67,909
    Philip Morris Cos., Inc.                                              4,850                 211,848
    Procter & Gamble Co.                                                  3,533                 315,497
                                                                                            -----------
                                                                                            $   637,046
-------------------------------------------------------------------------------------------------------
  Electronics - 1.7%
    Agilent Technologies, Inc.*                                           1,500             $    35,475
    Analog Devices, Inc.*                                                 3,829                 113,722
    Intel Corp.                                                           3,027                  55,303
    Texas Instruments, Inc.                                               1,113                  26,378
                                                                                            -----------
                                                                                            $   230,878
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    AOL Time Warner, Inc.*                                                1,900             $    27,949
    Viacom, Inc., "B"*                                                    5,654                 250,868
                                                                                            -----------
                                                                                            $   278,817
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.4%
    Charter One Financial, Inc.                                           1,000             $    34,380
    Citigroup, Inc.                                                       5,166                 200,182
    Fannie Mae                                                            3,848                 283,790
    Freddie Mac                                                           8,028                 491,314
    Goldman Sachs Group, Inc.                                             1,482                 108,705
    State Street Corp.                                                    3,950                 176,565
                                                                                            -----------
                                                                                            $ 1,294,936
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.7%
    Anheuser-Busch Cos., Inc.                                             2,309             $   115,450
    Kellogg Co.                                                           1,000                  35,860
    PepsiCo, Inc.                                                         1,645                  79,289
                                                                                            -----------
                                                                                            $   230,599
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                               2,900             $   126,382
-------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.1%
    Praxair, Inc.                                                         2,566             $   146,185
-------------------------------------------------------------------------------------------------------
  Insurance - 5.2%
    AFLAC, Inc.                                                           3,047             $    97,504
    American International Group, Inc.                                    3,136                 213,969
    Chubb Corp.                                                           1,600                 113,280
    CIGNA Corp.                                                             742                  72,286
    MetLife, Inc.                                                         2,677                  77,098
    The St. Paul Cos., Inc.                                               2,523                  98,195
    UnumProvident Corp.                                                   1,940                  49,373
                                                                                            -----------
                                                                                            $   721,705
-------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Danaher Corp.                                                         2,041             $   135,420
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 5.0%
    Abbott Laboratories, Inc.                                               800             $    30,120
    Applera Corp. - Applied Biosystems Group                              1,220                  23,778
    Baxter International, Inc.                                            1,400                  62,230
    Johnson & Johnson Co.                                                 3,038                 158,766
    Pfizer, Inc.                                                         11,866                 415,310
                                                                                            -----------
                                                                                            $   690,204
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.0%
    Cardinal Health, Inc.                                                 1,970             $   120,978
    HCA, Inc.                                                             3,256                 154,660
                                                                                            -----------
                                                                                            $   275,638
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.7%
    Alcoa, Inc.                                                           3,067             $   101,671
-------------------------------------------------------------------------------------------------------
  Oils - 3.5%
    Exxon Mobil Corp.                                                    11,804             $   483,020
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.7%
    Wyeth                                                                 4,519             $   231,373
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.5%
    Eastman Kodak Co.                                                     2,400             $    70,008
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 4.9%
    Gannett Co., Inc.                                                     2,627             $   199,389
    McGraw-Hill Cos., Inc.                                                1,541                  91,998
    New York Times Co.                                                    5,811                 299,266
    Tribune Co.                                                           1,900                  82,650
                                                                                            -----------
                                                                                            $   673,303
-------------------------------------------------------------------------------------------------------
  Retail - 7.2%
    Home Depot, Inc.                                                      3,500             $   128,555
    Sears, Roebuck & Co.                                                  6,190                 336,117
    Target Corp.                                                          3,185                 121,348
    Wal-Mart Stores, Inc.                                                 7,464                 410,595
                                                                                            -----------
                                                                                            $   996,615
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 2.3%
    3M Co.                                                                1,666             $   204,918
    Illinois Tool Works, Inc.                                             1,700                 116,110
                                                                                            -----------
                                                                                            $   321,028
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc.*                                                        6,023             $   175,811
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.2%
    Motorola, Inc.                                                        2,263             $    32,632
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.0%
    Cisco Systems, Inc.*                                                 19,881             $   277,340
-------------------------------------------------------------------------------------------------------
  Transportation - 1.2%
    Fedex Corp.                                                           1,270             $    67,818
    United Parcel Service, Inc.                                           1,630                 100,652
                                                                                            -----------
                                                                                            $   168,470
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    Exelon Corp.                                                          1,600             $    83,680
    NiSource, Inc.                                                        2,660                  58,068
    PG&E Corp.*                                                           3,500                  62,615
                                                                                            -----------
                                                                                            $   204,363
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Dominion Resources, Inc.                                              1,295             $    85,729
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.6%
    AT&T Corp.                                                            4,800             $    51,360
    BellSouth Corp.                                                       5,340                 168,210
    Verizon Communications, Inc.                                          3,415                 137,112
                                                                                            -----------
                                                                                            $   356,682
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $11,695,198
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.9%
  Bermuda - 1.0%
    Accenture Ltd. (Business Services)*                                   3,500             $    66,500
    XL Capital Ltd. (Insurance)                                             880                  74,536
                                                                                            -----------
                                                                                            $   141,036
-------------------------------------------------------------------------------------------------------
  Canada - 1.9%
    Canadian National Railway Co. (Railroad)                              2,110             $   109,298
    Encana Corp. (Oils)                                                   5,000                 153,000
                                                                                            -----------
                                                                                            $   262,298
-------------------------------------------------------------------------------------------------------
  France - 1.7%
    Aventis (Medical and Health Products)                                 2,300             $   161,989
    Total Fina S.A., ADR (Oils)                                             967                  78,230
                                                                                            -----------
                                                                                            $   240,219
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Unilever N.V., NY Shares (Consumer Products)                          2,000             $   129,600
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Syngenta AG, ADR (Chemicals)                                          9,035             $   109,866
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    BP Amoco PLC, ADR (Oils)                                              3,660             $   184,793
    BT Group PLC (Telecommunications - Wireline)*                         1,000                  38,120
    Diageo PLC (Food & Beverage Products)                                 3,806                 196,580
    GlaxoSmithKline PLC, ADR (Medical and Health Products)                1,700                  73,338
                                                                                            -----------
                                                                                            $   492,831
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 1,375,850
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,771,445)                                                 $13,071,048
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.6%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02, at
      Amortized Cost                                                     $  223             $   223,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.1%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $561,091 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                   $  561             $   561,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $14,555,445)                                            $13,855,048

Other Assets, Less Liabilities - (0.2)%                                                         (30,526)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $13,824,522
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $14,555,445)              $13,855,048
  Investments of cash collateral for securities loaned, at
    identified cost and value                                           221,975
  Foreign currency, at value (identified cost, $13)                          14
  Receivable for investments sold                                        62,578
  Interest and dividends receivable                                      15,663
                                                                    -----------
      Total assets                                                  $14,155,278
                                                                    -----------
Liabilities:
  Payable to custodian                                              $    50,049
  Payable for investments purchased                                      58,107
  Collateral for securities loaned, at value                            221,975
  Payable to affiliate for management fee                                   625
                                                                    -----------
      Total liabilities                                             $   330,756
                                                                    -----------
Net assets                                                          $13,824,522
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $18,051,823
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (700,381)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (3,608,436)
  Accumulated undistributed net investment income                        81,516
                                                                    -----------
      Total                                                         $13,824,522
                                                                    ===========
Shares of beneficial interest outstanding                            1,694,674
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $8.16
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   195,307
    Interest                                                             19,403
    Foreign taxes withheld                                               (3,267)
                                                                    -----------
      Total investment income                                       $   211,443
                                                                    -----------
  Expenses -
    Management fee                                                  $    88,358
    Trustees' compensation                                                1,728
    Shareholder servicing agent fee                                       1,007
    Administrative fee                                                    1,670
    Custodian fee                                                         8,532
    Printing                                                              7,385
    Auditing fees                                                        28,300
    Legal fees                                                            6,497
    Registration fees                                                    11,035
    Miscellaneous                                                        52,470
                                                                    -----------
      Total expenses                                                $   206,982
    Fees paid indirectly                                                   (689)
    Reduction of expenses by investment adviser                        (125,285)
                                                                    -----------
      Net expenses                                                  $    81,008
                                                                    -----------
        Net investment income                                       $   130,435
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,064,334)
    Foreign currency transactions                                          (687)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,065,021)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $  (522,489)
    Translation of assets and liabilities in foreign currencies              28
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $  (522,461)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(2,587,482)
                                                                    -----------
          Decrease in net assets from operations                    $(2,457,047)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       2002                    2001
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   130,435             $   143,200
  Net realized loss on investments and foreign currency
    transactions                                                    (2,065,021)             (1,237,707)
  Net unrealized loss on investments and foreign currency
    translation                                                       (522,461)             (1,445,980)
                                                                   -----------             -----------
    Decrease in net assets from operations                         $(2,457,047)            $(2,540,487)
                                                                   -----------             -----------
Distributions declared to shareholders from net investment
  income                                                           $  (130,584)            $  (118,386)
                                                                   -----------             -----------
Net increase in net assets from fund share transactions            $ 1,030,583             $   742,925
                                                                   -----------             -----------
      Total decrease in net assets                                 $(1,557,048)            $(1,915,948)
Net assets:
  At beginning of period                                            15,381,570              17,297,518
                                                                   -----------             -----------
  At end of period (including accumulated undistributed net
    investment income of $81,516 and $82,352, respectively)        $13,824,522             $15,381,570
                                                                   ===========             ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                                   ---------------------------------------------------          PERIOD ENDED
                                                          2002                2001                2000        JUNE 30, 1999*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.72              $11.18              $10.70                $10.00
                                                        ------              ------              ------                ------
Income from investment operations# -
  Net investment income(S)                              $ 0.08              $ 0.09              $ 0.07                $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (1.56)              (1.48)               0.47                  0.66
                                                        ------              ------              ------                ------
      Total from investment operations                  $(1.48)             $(1.39)             $ 0.54                $ 0.70
                                                        ------              ------              ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.08)             $(0.07)             $(0.05)               $ --
  From net realized gain on investments and
    foreign currency transactions                         --                  --                 (0.01)                 --
                                                        ------              ------              ------                ------
      Total distributions declared to
        shareholders                                    $(0.08)             $(0.07)             $(0.06)               $ --
                                                        ------              ------              ------                ------
Net asset value - end of period                         $ 8.16              $ 9.72              $11.18                $10.70
                                                        ======              ======              ======                ======
Total return                                            (15.29)%            (12.54)%              5.04%                 7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.55%               0.57%               0.65%                 0.66%+
  Net investment income                                   0.89%               0.80%               0.69%                 0.68%+
Portfolio turnover                                          71%                 82%                 86%                   36%
Net assets at end of period (000 Omitted)              $13,825             $15,382             $17,298               $12,781

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                    $ 0.00+++           $ 0.04              $ 0.03                $(0.01)
        Ratios (to average net assets):
          Expenses##                                      1.40%               1.00%               1.04%                 1.40%+
          Net investment income (loss)                    0.04%               0.37%               0.30%                (0.06)%+
  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $211,917. These loans were collateralized by cash of $221,975 which was invested in the following short-term obligation:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       221,975            $221,975

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to currency transactions.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows.

                                                JUNE 30, 2002     JUNE 30, 2001
-------------------------------------------------------------------------------
Distributions declared from ordinary income          $130,584          $118,386

During the year ended June 30, 2002, accumulated undistributed net investment income decreased by $687 and accumulated net realized loss on investments and foreign currency transactions decreased by $687 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income     $    81,516
                Capital loss carryforward          (2,414,789)
                Unrealized loss                      (920,543)
                Other temporary differences          (973,485)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on

                EXPIRATION DATE
                ----------------------------------------------
                June 30, 2008                     $  (244,887)
                June 30, 2009                        (184,266)
                June 30, 2010                      (1,985,636)
                                                  -----------
                  Total                           $(2,414,789)
                                                  ===========

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2002 were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fee such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $10,572,135 and $9,941,677, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $14,775,607
                                                                   -----------
Gross unrealized depreciation                                      $(1,769,890)
Gross unrealized appreciation                                          849,331
                                                                   -----------
    Net unrealized depreciation                                    $  (920,559)
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED JUNE 30, 2002         YEAR ENDED JUNE 30, 2001
                                           --------------------------      ---------------------------
                                              SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                   97,614       $  899,999        276,131       $ 3,050,000
Shares issued to shareholders in
  reinvestment of distributions               14,224          130,584         10,772           118,387
Shares reacquired                            --              --             (251,083)       (2,425,462)
                                             -------       ----------       --------       -----------
    Net increase                             111,838       $1,030,583         35,820       $   742,925
                                             =======       ==========       ========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $144, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense. The fund had no borrowings during the year.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Core Equity Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Core Equity Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002

FEDERAL TAX INFORMATION

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 ICE-2 8/02 100